FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2014
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

13. FAIR VALUE MEASUREMENT

Measured at fair value on a recurring basis

The Group had no financial assets and liabilities measured and recorded at fair value on a recurring basis as of December 31, 2013 and 2014.

Measured at fair value on a non-recurring basis

The Group measured share options granted to employees and directors and executives using various valuation methods. These share options are considered Level 3 fair value measurement because the Company used unobservable inputs, reflecting the Company’s assessment of the assumptions that market participants would use in valuing these share options.

The Group measured the intangible assets at fair value on a nonrecurring basis as results of the impairment loss of $2,034,791 recognized in 2013, as set out in Note 6. The fair value was determined using models with significant unobservable inputs (Level 3 inputs) which primary includes the discount rate of 25% which is the weighted average cost of capital and expected revenue growth rates ranging from 3% to 6%.

The Group measured the goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value as a result of the impairment assessments. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the discounted future cash flow and the discount rate. No impairment loss was recognized for the years ended December 31, 2012, 2013 and 2014.